 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

PALMERSTON STOCK AGENCY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54379	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7 Grove Street Topsfield, Massachusetts	01983
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 887-5981

17 Huiaiti Road Pongoroa, New Zealand 4991 Tel. 011 64 6 376 2595
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our merchants and subscribers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

USE OF CERTAIN DEFINED TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the business of Palmerston Stock Agency, Inc.

Item 1.01	Entry into a Material Definitive Agreement.

On May 13, 2013, we entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Ian Raleigh and Michael Raleigh (the “Sellers”) and Magnolia Lane Financial, Inc. (the “Purchaser”), whereby the Purchaser purchased from the Sellers, 10,000,000 shares of common stock, par value $0.0001 per share, of the Company (the “Shares”), representing approximately 69.57% of the issued and outstanding shares of the Company. As a result, the Purchaser became the majority shareholder of the Company. Prior to the closing of the transactions contemplated by the Stock Purchase Agreement, Ian Raleigh was our President and Chief Financial Officer, sole director, and majority shareholder.

The foregoing description of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

The Company was a shell company immediately before the change in control, and remains a shell company following the change in control. The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission in (a) the Company’s Registration Statement on Form S-1, filed on November 12, 2010, as amended on January 21, 2011, February 8, 2011, and  February 22, 2011; as supplemented and updated by (b) the Company’s Annual Reports on Form 10-K for the fiscal years ended April 30, 2011 and April 30, 2012 and; (c) the information contained in this Report.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

On May 13, 2013, a change of control occurred whereby Magnolia Lane Financial, Inc. acquired an aggregate of 10,000,000 shares of common stock, or 69.57% of our voting power of all of our outstanding voting securities.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the closing of the transaction, on May 13, 2013, Ian Raleigh submitted to the Company a resignation letter pursuant to which Ian Raleigh resigned as sole director and officer of the Company. The resignation of Ian Raleigh was not a result of any disagreements relating to the Company’s operations, policies or practices.

On May 13, 2013, our board of directors accepted the resignation of Ian Raleigh and appointed Brian Woodland to serve as the President, Chief Executive Officer and sole director of the Company.

Brian Woodland, age 42, Brian has 20 years of investment management experience. He has specialized in managing portfolios for individuals and small institutions during his career. He has also worked closely with trading desks, research analysts, and buy-side portfolio managers at different firms during his career. Brian began his career with Winthrop Securities in 1992. In 1993 joined Olde Financial and became an assistant Branch Manager. Brian joined Cowen & Company in 1996, as a Vice President in the Private Client Group, working with small institutions and private clients. Cowen was widely recognized for its research excellence, specifically in the areas of Technology and Healthcare.

Brian joined Salomon Smith Barney as a Senior Vice President of Investments in Boston, MA in 2000. Mr. Woodland managed portfolios for individuals, small institutions, and advised small institutional clients of the firm. Brian was certified as a Financial Planning Specialist for the firm in 2003. Brian left Smith Barney to start Woodland Asset Management in 2006, where he managed portfolios for private clients and small institutions. In 2008, Brian founded and became President of Phalanx Trading, LLC. In 2009. Brian also founded Phalanx Wealth Management in 2009.

Brian holds the Series 7, 8, 22, 24, 63, and 65 individual securities industry qualifying examinations..

Family Relationships

There are no family relationships between Brian Woodland and any previous officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K.

Employment Agreement

The Company has not entered into any employment agreements with any of its directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

PALMERSTON STOCK AGENCY, INC.

Date: May 21, 2013	By:	/s/ Brian Woodland
Brian Woodland
President and Chief Executive Officer